SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

     Current Report Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  June 5, 1998 (May 26, 1998)


                                    PHC, Inc.
             (Exact Name of Registrant as Specified in its Charter)

                                  Massachusetts
                    (State of Incorporation or Organization)

        0-23524                                               04-260571
(Commission File Number)                                     (I.R.S. Employer
                                                            Identification No.)


200 Lake Street, Suite 102, Peabody, Massachusetts               01960
 (Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code:  (978) 536-2777

Disregard heading that says: Item 3. Other Events. Discontinuance of Operations of Nursing and Rehabilitation Facility.

Disregard second signature page which is dated June 2, 1998.

                                    SIGNATURE

     Pursuant to the requirements of the securities exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   PHC, INC.


Date:  June 5, 1998                                By:  /s/ Bruce A. Shear
                                                        Bruce A. Shear
                                                        President